FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 1998

                                Yes Clothing Co.
             (Exact name of registrant as specified in its charter)

                                   California
                    (State of incorporation or organization)

                                     0-18064
                            (Commission File Number)

                                   93-3768671
                      (I.R.S. Employee Identification No.)

        4695 MacArthur Court, Suite 530, Newport Beach,California 92660
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5382

            1380 West Washington Blvd., Los Angeles, California 90007 (Former name or former address, if changed since last report)

                                                          [YES\8K:TRADEMAR.8K]-2

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Item 1.       Changes in Control of Registrant

              N/A

Item 2.       Acquisition or Disposition of Assets

              N/A

Item 3.       Bankruptcy or Receivership


Item 4.       Changes in Registrant's Certifying Accountant

              N/A

Item 5.       Other Events

         Effective March 31, 1998, the Registrant reached an agreement with NuVen Advisors Inc. and NuVen Capital L.P. (collectively "NuVen") to jointly pursue a licensing program through a new entity to be formed by NuVen, Yes Licensing Partners, LLC. NuVen has agreed to purchase the Yes trademark from Republic Business Credit Corporation ("Republic"), a secured creditor in the Registrant's Chapter 11 case, and contribute the trademark to the new entity. Under the agreement, the Registrant will receive a percentage of the profits from the new entity until certain conditions are met underlying the Registrant's financial restructuring and recapitalization. And, thereafter, have the right to acquire the license for shares of its common stock.

         The Registrant believes that the relationship with NuVen will allow it to avoid a foreclosure by Republic and the loss of its rights to various trademarks. The Registrant believes that the new venture with NuVen will enable it to rebuild the Yes brand through licensing agreements with manufacturers and major retailers. The Registrant believes that its trademark may be licensable into as many as 23 separate fashion categories, all related to men's wear, women's wear and children's wear.

         Since dismissal of its Chapter 11 case on March 11, 1998, the Registrant has focused its resources upon a strategy to rebuild its brand through licensing its various trade names to retailers and selected wholesalers of mens, womens and junior miss apparel.

Item 6.       Resignations of Registrant's Directors

              N/A

Item 7.       Financial Statements and Exhibits

              N/A

Item 8.       Change in Registrant's Fiscal Year

              N/A

Item 9.       Sale of Equity Securities Pursuant to Regulation S

              N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Yes Clothing Co.
                                        (Registrant)



Dated: April 15, 1998                   By:  /s/  Guy Anthome, CEO and Director
                                                  ------------------------------
                                                  Guy Anthome, CEO and Director

                                                          [YES\8K:TRADEMAR.8K]-2

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